INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            Amended Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement          |_|   Confidential, For Use of the
|X|     Definitive Proxy Statement                 Commission Only (as permitted
|_|     Definitive Additional Materials            by Rule 14a-6(e)(2))
|_|     Soliciting Material Pursuant to
        Section 240.14a-12

                        WIRELESS AGE COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------

      5)    Total fee paid:


            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:


            --------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:


            --------------------------------------------------------------------

      3)    Filing Party:


            --------------------------------------------------------------------

      4)    Date Filed:


            --------------------------------------------------------------------

                        WIRELESS AGE COMMUNICATIONS, INC.
                                13980 Jane Street
                               King City, Ontario
                                 Canada, L7B 1A3

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 22, 2004

To Our Shareholders:

      The 2004 Annual Meeting of Shareholders of WIRELESS AGE COMMUNICATIONS, INC., a Nevada corporation (the "Company"), will be held at the St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York City, New York, on June 22, 2004, at 10:00 a.m., New York time, for the following purposes:

            1.    To elect four directors to serve for a one-year term;

            2. To consider and vote on a proposal to ratify and approve the Company's 2004 Stock Incentive Plan;

            3. To ratify the selection of Mintz & Partners LLP as independent auditors for the Company; and

            4. To transact such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

      The Board of Directors has fixed the close of business on April 27, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. Shares of the Company's common stock may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 2003 Annual Report, which includes audited financial statements, will be together with the 2004 Proxy Statement to all shareholders of record.

      Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of Proposals 1, 2 and 3.

By Order of the Board of Directors

Carrie Weiler
Corporate Secretary

King City, Ontario, Canada
April 28, 2004
Re-executed on February 3,2005 in respect of the filing of the Amended Proxy Statement with the Commission.

IMPORTANT: IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        WIRELESS AGE COMMUNICATIONS, INC.

                                13980 Jane Street
                               King City, Ontario
                                 Canada L7B 1A3

                                   ----------

                             AMENDED PROXY STATEMENT

                                   ----------

      The Board of Directors of WIRELESS AGE COMMUNICATIONS, INC., a Nevada corporation (the "Company"), is soliciting proxies to be used at the 2004 annual meeting of shareholders of the Company to be held on June 22, 2004, at 10:00 a.m., New York time, at the St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York City, New York, and any adjournment(s) or postponement(s) thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the enclosed form of Proxy is expected to first be mailed to shareholders is April 29, 2004.

WHO CAN VOTE

      Shareholders of record as of the close of business on April 27, 2004 (the "Record Date"), may vote at the Annual Meeting and at any adjournment or postponement of the meeting. Each shareholder has one vote for each share of Common Stock held of record on the Record Date. On the Record Date, 20,986,604 shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), were issued and outstanding.

HOW YOU CAN VOTE

      All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If you do not specify on your proxy card how you want to vote your shares and authority to vote is not specifically withheld, we will vote your shares as follows: (i) "for" the election of the persons named in the proxy to serve as directors; (ii) "for" the proposal to ratify and approve the Company's 2004 Incentive Plan; and (iii) "for" the ratification of Mintz & Partners, LLP ("Mintz & Partners") as the independent auditors of the Company. Shareholders who hold their shares in "street name" (i.e., in the name of a bank, broker or other record holder) must vote their shares in the manner prescribed by their brokers.

HOW YOU CAN REVOKE YOUR PROXY

      You can revoke your proxy at any time before it is exercised in one of three ways:

      (1) by delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy.

      (2) by duly executing and delivering to the Secretary of the Company a subsequent proxy relating to the same shares.

      (3) by attending the meeting and voting in person, provided that the shareholder notifies the Secretary at the meeting of his or her intention to vote in person at any time prior to the voting of the proxy.

REQUIRED VOTES

      A plurality of votes cast by shareholders who are either present in person or represented by proxy at the meeting is required to elect the four nominees for director under Proposal 1. Approval of proposals 2 and 3 requires the affirmative vote of a majority of the shares present and entitled to vote on these proposals at the Annual Meeting. The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on these proposals (so-called "broker non-votes") are also considered "shares present" and will have the affect of a vote against the proposal for which no vote is indicated.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING

      We do not know of any matters other than the election of directors, the proposal to ratify and approve the 2004 Stock Incentive Plan, and the ratification of independent auditors that are expected to be presented for consideration at the Annual Meeting. If any other matters are properly presented at the meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons voting those shares.

SOLICITATION

      The cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may also be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

GENERAL INFORMATION

      The Company's current directors are John G. Simmonds, Brian Usher-Jones and Kenneth Adelberg. Their terms expire upon the election and qualification of their successors at the Annual Meeting. The Board has nominated each of these current directors as nominees for election as directors in the election to be held at the Annual Meeting. The Board has also nominated Stephen Dulmage for election as a director in such election. The Board intends to vote its proxies for the election of its nominees, for a term to expire at the Company's 2005 Annual Meeting or until their respective successors have been elected and qualified.

      If unforeseen circumstances make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares "for" that other person, or, if no substitute is selected by the Board prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available. The information concerning the nominees and their share holdings in the Company has been furnished by the nominees to the Company.

      The four (4) nominees receiving a plurality of votes by shares represented and entitled to vote at the Annual Meeting, if a quorum is present, will be elected as directors of the Company.

      The following table sets forth the names and ages of the nominees of the Company and certain additional information:

            NAME                           AGE      POSITION
            ----                           ---      --------
            John G. Simmonds                54      Chairman of the Board
            Brian Usher-Jones               58      Director
            Kenneth Adelberg                52      Director
            Stephen Dulmage                 61      Director Nominee

BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND NOMINEES

John G. Simmonds, CEO and Chairman of the Board. Mr. Simmonds has served as Chief Executive Officer and Chairman of the Board of Directors of Wireless Age Communications, Inc. since March 2003. Mr. Simmonds has 35 years of experience in the communications sector. He has extensive experience in building teams, operating systems, and distribution networks. Mr. Simmonds has particular experience with developing distribution networks for Midland TM LMR products worldwide, an asset now owned by Wireless Age Communications, Inc., through its wholly owned subsidiary, Prime Wireless Corporation. Mr. Simmonds was integral in developing the Midland TM brand worldwide following an initial product launch in Canada during the late 1970's through his family business A.C. Simmonds & Sons Ltd. and later followed by the successful acquisition of Midland International Corporation from Western Auto, a subsidiary of Sears, in 1993. In September 2004, Mr. Simmonds was appointed as Chief Executive Officer and Director of , Azonic Corporation. Wireless Age Communications, Inc. intends to align itself with Azonic Corporation for purposes of, among other things, marketing, distribution and management assistance. In addition, since 1998. Mr. Simmonds has served as the Chief Executive Officer, Chairman and Director of TrackPower (TPWR:OTCBB). TrackPower is a corporation whose current business plan and activities are designed around the equine racing and wagering industries. Mr. Simmonds has also been involved with several other companies. Mr. Simmonds served as Chief Executive Officer, Chairman and Director of Phantom Fiber Corporation (OTCBB: PHMF), formerly Pivotal Self-Service Technologies, Inc. and resigned in June of 2004. In 1991, Mr. Simmonds founded Simmonds Capital Limited (formerly Simmonds Communications Limited) a merchant banking company with an active role in certain strategic investments. Simmonds Capital was a Toronto Stock Exchange listed company. In the communications and wireless businesses Mr. Simmonds held various executive and board positions: Glenayre Technologies, Inc. (GEMS:NasdaqNM), where he served as director from 1987-1989 and again in 1991; Midland USA/Canada, where he served as CEO from 1993 to 1996; INTEK Global Corporation (formerly Intek Diversifed Corp.), IDCC, a Nasdaq-listed (small cap company) where he served as Director and Chief Executive Officer from 1994 to 1996 and continued to serve as a director until 1998. In 1989, Mr. Simmonds purchased the first of many golf courses, Cherry Downs, a private 18-hole golf course located just north of Toronto, Canada. Cherry Downs was later sold into a public company, which became Clublink Corporation (LNK:TO) and today is the largest golf course operation in Canada.

Kenneth Adelberg, Director. Mr. Adelberg has been one of the Company's directors since 2003. Mr. Adelberg has served as President and Chief Executive Officer of HiFi House Group of Companies, a privately-held company based in Broomall, Pennsylvania, since 1987. Mr. Adelberg was a founding stockholder of US Wats, Inc., a publicly-traded company specializing in business telecommunications services, located in Bala Cynwyd, Pennsylvania, which was established in 1989. Mr. Adelberg is a founding stockholder and director of Republic Bank, Philadelphia, Pennsylvania, a publicly-traded bank which has been in operation since 1989. Mr. Adelberg is also a director of Trackpower, Inc. Mr. Adelberg holds Bachelor of Science degrees in Biophysics and Physiological Psychology from Pennsylvania State University and attended the MBA program at Drexel University, Philadelphia, Pennsylvania.

Brian Usher-Jones, Director. Mr. Usher-Jones has been a merchant banker since 1995 and was the former President of MB Capital Corporation and Thomson Kernaghan Co. Ltd., an investment banking firm in Toronto, Ontario. Mr. Usher-Jones attained a Bachelor of Commerce degree from Concordia University in 1969. Mr. Usher-Jones is also a C.A. (Chartered Accountant) and is a member of the Canadian Institute of Chartered Accountants (1970). Mr. Usher-Jones currently serves as a director of various public companies including Xplore Technologies Corp., Calvalley Petroleum Inc. and Pivotal Self-Service Technologies Inc.

Stephen Dulmage, Director Nominee. Mr. Dulmage currently serves as the Chief Financial Officer of African Gold Group, Inc., a Toronto Stock Exchange Venture Exchange listed company. Prior to such service, Mr. Dulmage served as a self employed business consultant from January 2003 through April 2003, as a sales agent of the Equigenesis Corporation from December 1999 through December 2002, and as a sales agent for Mantum Corporation from November 1996 - December 1999. Mr. Dulmage earned a Bachelor of Arts degree at McMaster University in 1964. Mr. Dulmage is a C.A. (Chartered Accountant) and is a member of the Canadian Institute of Chartered Accountants, (Price Waterhouse from 1964 through 1967). Mr. Dulmage is a director of Travellers Mall.com Inc. - a TSX-Venture Exchange listed company, from 2000-2004.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE CURRENT DIRECTORS TOGETHER WITH THE DIRECTOR NOMINEE TO SERVE AS DIRECTORS OF THE
         COMPANY UNTIL THE 2005 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL
                   THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

                          BOARD AND COMMITTEE MEETINGS

      Information concerning the two Committees maintained by the Board of Directors is set forth below.

      The Board held five meetings during the 2003 fiscal year. No director attended less than 100% of the Board meetings while serving as such director, or less than 100% of all committee meetings on which he or she served as a committee member.

      Mr. Robert Sim served as a director of the Company during 2003. Mr. Sim resigned as a director of the Company on January 18, 2004 to pursue other interests.

      The audit and compensation committees are the standing committees of the Board. The fiscal year 2003 committees are comprised as follows:

             2003 AUDIT COMMITTEE               2003 COMPENSATION COMMITTEE

             Brian Usher-Jones (Chair)          Kenneth Adelberg (Chair)
             Kenneth Adelberg                   Brian Usher-Jones
                                                Robert Sim

             The current committees are comprised as follows:

             2004 AUDIT COMMITTEE               2004 COMPENSATION COMMITTEE

             Brian Usher-Jones (Chair)          Kenneth Adelberg (Chair)
             Kenneth Adelberg                   Brian Usher-Jones

      The audit committee of the Board (the "Audit Committee") held 4 meetings during fiscal 2003. The Audit Committee, among other things, recommends the Company's independent auditors, reviews the Company's financial statements, reports and recommendations regarding the adequacy of internal accounting controls made by the independent auditors and considers such other matters with respect to the accounting, auditing and financial reporting procedures as it may deem appropriate or as may be brought to its attention. If Mr. Dulmage is elected to the Board, he is also contemplated to serve on the Audit Committee.

      The Audit Committee acts under a written charter adopted and approved by the Board on March 26, 2004. A copy of the Audit Committee Charter is attached as Exhibit A hereto. The Audit Committee is composed of outside directors who are not officers or employees of the Company or its subsidiaries. In the opinion of the Board and as "independent" is defined under current standards of the American Stock Exchange (including the heightened independence requirements of audit committee members), these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as member of this committee.

      The compensation committee of the Board (the "Compensation Committee") held five meetings during the 2003 fiscal year as of even date with regularly scheduled Board meetings. The Compensation Committee is responsible for allocating cash compensation and stock options to senior executive officers of the Company.

      It is expected that all current committee members will be nominated for re-election to such committees at a Board meeting to be held immediately following the Annual Meeting. If Mr. Dulmage is elected to the Board, he is also contemplated to serve on the Compensation Committee.

      The Board of Directors adopted a Code of Ethics in fiscal 2004, which applies to the Company's executive officers, as well as the executive officers of the Company's subsidiaries.

      You can obtain copies of our current committee charters and Code of Ethics by writing to our Corporate Secretary at 13980 Jane Street, King City Ontario, Canada L7B 1A3, who shall provide copies without charge to any person.

BOARD OF DIRECTORS INDEPENDENCE

      The Board of Directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of American Stock Exchange Company Guide, Part I Section 121, and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be Independent Directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies on which our board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that two of its current three members are "independent" as defined by American Stock Exchange Company Guide, Part I Section 121, all applicable rules and regulations of the SEC, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. These directors are Messrs. Brian Usher-Jones and Kenneth Adelberg. Mr. Steven Dulmage, nominee to the Board of Directors, also qualifies under the foregoing rules of independence. Independent members of our Board of Directors meet in executive session without management present, and are scheduled to do so at least two times per year. The Board of Directors has designated Mr. Usher-Jones as the presiding director for these meetings.

NOMINATING COMMITTEE

      The Board did not maintain a separate nominating committee during 2003. The Board intends to establish a nominating committee as soon as reasonably possible following the 2004 Annual Meeting of Shareholders. The nominating committee is expected to be constituted solely of Independent Directors of the Company. The determination of whether a director is "independent" for purposes of service to the Company is expected to be made consistently by reference to the rules adopted by the American Stock Exchange. During 2003 and 2004 through the date of this Proxy Statement, the Board has acted as a whole in connection with all nominations and all directors of the Company have participated in the deliberations and determinations in respect of such nominations. The Board believes that given the strategic corporate development plans of the Company as well as the relative scope of current operations of the Company, determinations regarding nominations were best addressed by the Board as a whole. The Board does not currently have a charter with respect to nominations. A separate nominating policy has not been adopted by the Board up to the present date in view of the Board's reliance on State laws governing the Company's existence which the Board believes have provided a sufficient fiduciary framework for responsive corporate governance in this regard. The nominating committee is expected to draft and adopt a charter as soon as reasonably possible following the Company's 2004 Annual Meeting of Shareholders, setting forth the principals and policies regarding nominations to the Company's Board of Directors, including nominations recommended by security holders. The nominating committee is expected to prescribe procedures to be followed by security holders in submitting recommendations for nominations to the Board. In accordance with rules promulgated by the Securities and Exchange Commission, the charter of the nominating committee is expected to contain provisions relating to minimum qualifications that the nominating committee believes must be met by a nominating committee-recommended nominee for a position on the Company's Board of Directors, and any specific qualities or skills that the nominating committee believes are necessary for one or more of the Company's directors to possess. The Company intends to have the nominating committee deliver a report to the shareholders each year responding to the disclosures required by the rules promulgated by the Securities and Exchange Commission as well as the rules of any securities exchange on which the Company's stock may be quoted for trading at such date. With respect to the 2004 nominees for election to the Board of Directors who are not already serving on the Board, the entire Board acting as a group made the recommendation for the nomination of Mr. Steven Dulmage to stand as a nominee for election at the 2004 Annual Meeting of Shareholders.

SHAREHOLDER COMMUNICATIONS

      The Board of Directors believes that it is important for our shareholders to have a process to send confidential communications directly to the board as a whole and to the Independent Directors in particular. Accordingly, shareholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at the Company' principal offices as set forth on the cover page to this Proxy Statement. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "stockholder-board communication" or "stockholder director-specific" communication." All such letters must identify the author and clearly state whether the intended recipients of the letter are all members of our Board of Directors or certain specified individual directors. To the extent indicated as addressed, the Secretary will observe any requests for confidentiality and forward such correspondence unopened directly to a specific director. With respect to correspondence addressed to the Board as a whole or to a group of directors or a specific committee, the Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors. Notwithstanding the foregoing, the Company shall reserve the right to open all correspondence as it believes reasonably necessary to assure the safety and personal privacy of all directors.

POLICY CONCERNING DIRECTOR ATTENDANCE AT ANNUAL SHAREHOLDERS' MEETINGS

      We encourage all members of our Board of Directors to attend our annual shareholders' meetings, however, there is no formal policy as to their attendance at annual shareholders' meetings. Until 2004, the Company has not had an annual shareholders meeting.

                  [Proxy Statement Continues on Following Page]

                            COMPENSATION OF DIRECTORS

FEES

      The following fees were paid to Directors who were not employees of the Company during fiscal 2003. During 2003, all directors received fees for services rendered on the Board of Directors. Commencing after the Annual Meeting of Shareholders in 2004, directors who are full-time employees of the Company shall receive no additional compensation for serving as directors. Board members also are reimbursed for all expenses associated with attending Board or Committee meetings.

              Fee for each Board meeting                      $ 500
              Fee for each telephone meeting                  $ 500
              Fee for each Committee meeting                  $ 500

                        COMPENSATION COMMITTEE INTERLOCKS

      During the fiscal year 2003, the Compensation Committee consisted of Messrs. Sim, Usher-Jones and Adelberg. Mr. Usher-Jones also serves as a director and is a member of the compensation committee of Pivotal Self-Service Technologies Inc. Certain related party transactions occurred between the Company and Mr. Sim during 2003, as well as between the Company and Pivotal Self-Service Technologies Inc., which are discussed in detail below under the caption, "Certain Relationships and Related Transactions". Mr. Sim resigned as a director of the Company in January 2004.

                  [Proxy Statement Continues on Following Page]

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee assists the Board in fulfilling its responsibility for oversight of the internal control, accounting, auditing and financial reporting practices of the Company. Specific responsibilities of the Audit Committee include:

            o reviewing and discussing the audited financial statements with management;

            o discussing with the Company's independent auditors information relating to the auditors' judgments about the quality of the Company's accounting policies and financial reporting practices;

            o recommending to the Board that the Company include the audited financials in its Annual Report on Form 10K; and

            o overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities.

      The Committee regularly meets with management to consider the adequacy of the Company's internal controls and the integrity of it financial reporting. The Committee discusses these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors.

      The Committee regularly meets privately with management, the independent auditors and the internal auditors. Each of the independent auditors has unrestricted access to the Committee.

      The Committee retains and, if circumstances warrant, replaces the independent auditors and regularly reviews their performance and independence from management. The Committee also pre-approves all audit and permitted non-audit services and related fees.

      The Board of Directors has adopted a written charter setting out the roles and responsibilities the Committee is to perform. The Board has determined that Brian Usher-Jones, an independent director serving on the Audit Committee, is an "audit committee financial expert," as such term is defined under the regulations promulgated by the Securities and Exchange Commission. Under such regulations, the designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and the Board of Directors in the absence of such designation or identification nor does the designation or identification of a person as an audit committee financial expert affect the duties, obligations or liability of any other member of the audit committee or Board of Directors.

      Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

CHANGE IN AUDITORS

      On February 5, 2004, the Company dismissed Amisano Hanson, Chartered Accountants, ("Amisano Hanson") as its principal accountants. Such action had been previously approved by the Registrant's Board of Directors. Amisano Hanson's report on the financial statements of the Company for the past year did not contain an adverse opinion or disclaimer of opinion, and was not modified as to audit scope or accounting principles. From the time of Amisano Hanson's appointment as the Company's auditors on January 22, 2001, through the date of termination, there had been no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Amisano Hanson, would have caused it to make reference to the subject matter of the disagreements in connection with its report, including, without limitation, with respect to matters regarding reliable internal controls of the Company or any unwillingness to rely on representations of the Company.

      On February 5, 2004, the Company retained Mintz & Partners LLP of Toronto, Ontario, Canada, as the Company's independent accountants to conduct an audit of the Registrant's financial statements for the fiscal year ended December 31, 2003. This action was previously approved by the Company's Audit Committee and ratified by the entire Board of Directors.

REVIEW OF AUDITED FINANCIAL STATEMENTS

      The Audit Committee has reviewed the Company's financial statements for the fiscal year ended December 31, 2003, as audited by Mintz & Partners, the Company's independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with Mintz & Partners the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, regarding the codification of statements on auditing standards. Furthermore, the Audit Committee has received the written disclosures and the letter from Mintz & Partners required by the Independence Standards Board Standard No. 1 and has discussed with Mintz & Partners its independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-KSB, for filing with the Securities and Exchange Commission.

      The members of the Audit Committee are not currently professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles and that the Company's independent accountants are in fact "independent."

                                         AUDIT COMMITTEE

                                         Kenneth Adelberg
                                         Brian Usher-Jones

                  [Proxy Statement Continues on Following Page]

                               EXECUTIVE OFFICERS

The following table presents information with respect to our executive officers, as of April 15, 2004.

              NAME                    AGE      POSITION
              ----                    ---      --------
              John G. Simmonds        54       Chairman and CEO
              Gary Hokkanen           48       Chief Financial Officer
              Carrie Weiler           45       Corporate Secretary

John G. Simmonds, Chairman and CEO of the Company. See "Biographical Information Regarding Directors and Nominees" above for information regarding Mr. Simmonds.

Gary N. Hokkanen, Chief Financial Officer. Mr. Hokkanen has served as the Company's CFO since May 2003. Mr. Hokkanen is an executive level financial manager with over 6 years experience in public company financial management. Mr. Hokkanen holds a Bachelor of Arts degree from the University of Toronto and is a CMA (Certified Management Accountant) and a member of the Society of Management Accountants, Ontario. From January 2001 to April 2003 Mr. Hokkanen was CFO of IRMG Inc., a Toronto based financial management consulting firm. Mr. Hokkanen served as CFO of Simmonds Capital Limited from July 1998 to January 2001 and served as CFO of Trackpower Inc. from February 1998 to June 2001. For the period April 1996 to July 1998, Mr. Hokkanen served as Treasurer of Simmonds Capital Limited. On October 15, 2004 Mr. Hokkanen was appointed CFO of Azonic Corporation and continues to serve in such capacity.

Carrie J. Weiler, Corporate Secretary. Ms. Weiler was appointed Secretary of the Company in May 2003. Ms. Weiler also provides services to the Simmonds Capital Limited group of companies which she joined in 1979. She has served as Vice President of Corporate Development for Simmonds Capital Limited and its divisions since 1994.

                  [Proxy Statement Continues on Following Page]

                     DISCLOSURE OF AUDIT AND NON-AUDIT FEES

      On March 26, 2004, the Audit Committee adopted a Pre-approval Policy ("Policy") governing the approval of all audit and non-audit services performed by the independent auditor in order to ensure that the performance of such services does not impair the auditor's independence.

      According to the Policy, the Audit Committee will annually review and pre-approve the services and fees that may be provided by the independent auditor during the following year. The Policy specifically describes the services and fees related to the annual audit, other services that are audit-related, preparation of tax returns and tax related compliance services and all other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.

      Any service to be provided by the independent auditor that has not received general pre-approval under the Policy is required to be submitted to the Audit Committee for approval prior to the commencement of a substantial portion of the engagement. Any proposed service exceeding pre-approved cost levels is also required to be submitted to the Audit Committee for specific approval.

      The Audit Committee will revise the list of general pre-approved services from time to time based on subsequent determinations. The Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

FEES

      The following table sets forth the aggregate fees billed by the Company's independent auditors for fiscal years 2002(3) and 2003(4):

                                                                               FINANCIAL
                                                                              INFORMATION
                                                                                 SYSTEMS
                                                                               DESIGN AND
            AUDIT             AUDIT                       IMPLEMENTATION         OTHER
           FEES(1)          RELATED(2)        TAX              FEES               FEES               TOTAL
          --------          --------        -------       --------------      -----------          --------
2002      $ 40,200          $  6,400        $ 1,800            $ Nil              $ Nil            $ 48,400
2003      $ 50,664          $ 11,317        $ 3,300            $ Nil              $ Nil            $ 65,281

----------

(1)   Includes fees for the annual audit and quarterly reviews.

(2) Includes fees for services for miscellaneous compliance audits and other SEC filings.

(3) The Company's independent auditors with respect to fiscal year 2002 were Amisano Hanson, Chartered Accountants.

(4) The Company's independent auditors with respect to fiscal year 2003 were Mintz & Partners, Chartered Accountants.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 15, 2004 by (i) each director of the Company, (ii) each of the Company's officers named in the Summary Compensation Table (collectively, the "Named Executive Officers"), (iii) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, and (iv) all directors and executive officers as a group. Except as otherwise indicated below, each person named has sole voting and investment power with respect to the shares indicated.

                                      AMOUNT AND NATURE OF
                                      BENEFICIAL OWNERSHIP
                                ---------------------------------
  NAME AND ADDRESS OF                                  OPTIONS/
   BENEFICIAL OWNER              SHARES              WARRANTS (1)             TOTAL (1)              PERCENT (1)
   ----------------              ------              ------------             ---------              -----------
Robert Sim (2)                  3,329,450                      0               3,329,450                 15.9%
Brian Usher-Jones                 887,500                 50,000                 937,500                  4.5%
Kenneth Adelberg                  650,000                 50,000                 700,000                  3.3%
John Simmonds                     100,000                 50,000                 150,000                     *
Dallas Robinson (3)             1,000,000                      0               1,000,000                  4.8%
Gary Hokkanen                           0                      0                       0                     *
Carrie Weiler                           0                      0                       0                     *

All executive officers
and directors as a
group (5 persons)               1,637,500                150,000               1,787,500                  8.5%

      (1) Includes options and warrants exercisable as of the date hereof or within 60 days hereafter. Holdings of less than 1% are indicated by "*". Based upon 20,986,604 shares issued and outstanding as of April 15, 2004, (excluding any shares issuable under options or warrants, except with respect to the beneficial holder thereof as indicated in the table above). All such warrants became exercisable October 15, 2003 and are exercisable for the purchase of Common Stock until expiration on October 15, 2006, at an exercise price of $2.00 per share.

      (2) Includes 1,800,000 shares held by 101016305 Saskatchewan Ltd., a corporation controlled by Mr. Sim and 800,000 shares owned by Rosemary Sim, the spouse of Mr. Sim. Mr. Sim resigned as a director of the Company on January 18, 2004.

      (3) Mr. Robinson served as CEO of the Company in 2002 and until March in 2003. Mr. Robinson is not currently an officer or director of the Company.

                  [Proxy Statement Continues on Following Page]

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the outstanding Common Stock, to file certain reports of ownership with the Securities and Exchange Commission within specified time periods. Such officers, directors and shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of such forms, all requirements received by the Company, or written representations from certain reporting persons, the Company believes that between January 1, 2003 and December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met, except two reports by Mr. Simmonds with respect to four transactions were filed late, two reports by Mr. Adelberg with respect to five transactions were filed late, three reports by Mr. Usher-Jones with respect to five transactions were filed late, one report by Ms. Weiler was filed late, one report by Gary Hokkanen was filed late, and two reports by Robert Sim were filed late.

                  [Proxy Statement Continues on Following Page]

                             EXECUTIVE COMPENSATION

      The following table sets forth compensation for each of the past three fiscal years with respect to each person who served as Chief Executive Officer of the Company. No other executive officer of the Company had total annual salary and bonuses that exceeded $100,000 as of the end of any of the three preceding fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION
                                     ------------------------------------------------------
                                                                              OTHER ANNUAL
                                                                              COMPENSATION
     NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)     BONUS ($)           ($)
     ---------------------------     -------    ----------     ---------      -------------
     John G. Simmonds (1)              2003      $ 92,362            --         $ 5,000 (2)
      Chief Executive Officer

     Dallas Robinson (3)               2003      $ 21,757            --         $ 1,532 (4)
      Chief Executive Officer

                                       2002      $ 16,318      $ 16,579         $ 1,149 (4)

     Kenneth McAlpine                  2001            --            --              --
      Chief Executive Officer

(1)   Mr. Simmonds joined the Company in March 2003.

(2) 2003 Board service fees. Following the 2004 Annual Meeting of Shareholders, no board service fees will be paid to employees of the Company serving on the Board of Directors.

(3)   Mr. Robinson served as CEO during 2002 and resigned as CEO in March 2003.

(4)   Automobile allowances.

                             EMPLOYMENT ARRANGEMENTS

On May 1, 2003, the Company by verbal consent entered into a management services agreement with Simmonds Capital Limited pursuant to which Simmonds Capital Limited would provide executive, accounting and financial reporting, human resources, information technology and other general management and administrative services to the Company. The initial term of the agreement was one year. The agreement would automatically renew for a two year period after the first year, unless either party provided written notice of cancellation prior to 60 days of expiration of the initial term. Neither party provided written notice of cancellation prior to the expiration of the initial term. Under the terms of the agreement the Company agreed to pay $35,000 per month for services rendered. The services provided under the agreement are primarily provided by John G. Simmonds, as Chief Executive Officer, Gary N. Hokkanen, as Chief Financial Officer and Carrie J. Weiler, as Corporate Secretary. On January 1, 2004, the agreement was effectively assigned from Simmonds Capital Limited to Simmonds Mercantile and Management Inc. a private Canadian corporation owned by John Simmonds, Carrie Weiler, Gary Hokkanen and Graham Simmonds. Neither of Ms. Weiler nor Mr. Hokkanen earned more than $100,000 in compensation from the Company during 2003. The verbal terms and conditions of the management services agreement are as set forth in the form attached as exhibit 10.22.


There are no change of control provisions with respect to the foregoing officers or pursuant to the Management Services Agreement or any similar agreements with any of the aforementioned officers.

There were no stock option, restricted stock or other securities grants to any directors or officers of the Company during 2003.

                  [Proxy Statement Continues on Following Page]

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee consists of two non-employee directors, Messrs. Adelberg and Usher-Jones. The Compensation Committee has the responsibility for allocation of cash compensation and stock options to senior executive officers of the Company.

      The entire Board regularly reviews the Compensation Committee decisions relating to executive compensation. The Company's executive compensation policies, as endorsed by the Compensation Committee, have been designed to provide a balanced compensation program that will assist the Company in its efforts to attract, motivate and retain talented executives who the Compensation Committee and senior management believe are important to the long-term financial success of the Company. The Company's 2003 Management Services Agreement covering Messrs. Simmonds and Hokkanen and Ms. Weiler did not provide for bonuses or grants of options.

Compensation Committee

Kenneth Adelberg
Brian Usher-Jones

                  [Proxy Statement Continues on Following Page]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On March 13, 2003 the Company agreed to purchase all of the issued and outstanding shares of Prime Wireless Corporation ("Prime") from Pivotal Self-Service Technologies Inc. ("Pivotal"), including all of the intellectual property rights of Prime to operate its business, the name of Prime, its Vertex Standard Distribution Agreement, its Midland Master License including all sub-licenses, inventory, accounts receivable, trademarks, copyrights and tooling, in exchange for 1,500,000 shares of Company Common Stock. Mr. John Simmonds, Chairman and CEO of the Company and Mr. Gary Hokkanen, CFO of the Company, provide management services to Pivotal. In addition, Mr. Brian Usher-Jones serves on the Board of Directors of Pivotal as well as on the Board of the Company. Each of Mr. Simmonds and Mr. Usher-Jones recused themselves from deliberation and voting on all matters related to the Board's approval of the Company's acquisition of Prime which the Board deemed to be fair and reasonable to the Company as of such date.

      On July 2, 2003, the Company acquired all of the current lines of business operated by a related party of John Simmonds, CEO and Chairman of the Board of the Company (a sibling) under the tradename A.C. Simmonds & Sons in exchange for 1,500,000 shares of the Company's Common Stock. The A.C. Simmonds & Sons lines of business consist primarily of the sale of electronics products to certain customers and clients. Since July 2, 2003, and in anticipation of the acquisition of Wireless Source Distribution Ltd. ("Wireless Source", discussed below), the Company operated the A.C. Simmonds & Sons Business through financing from Wireless Source, and, upon the Company's acquisition of Wireless Source on September 19, 2003, the A.C. Simmonds & Sons Business became a division of Wireless Source.

      On September 19, 2003, the Company acquired all of the issued and outstanding common shares of Wireless Source Distribution Ltd. from related parties. Wireless Source was owned 50% by an Dallas L. Robinson, former CEO of the Company and an officer of a subsidiary of the Company, Wireless Age Communications Ltd. and 50% by an entity solely owned by Robert Sim, then a director of the Company who resigned on January 18, 2004. The acquisition was consummated through a series of agreements. On September 19, 2003 the Company and a wholly owned subsidiary, (1588102 Ontario) entered into a Share Exchange Agreement with an officer of Wireless Age Communications Ltd. under which 1588102 Ontario issued 1,000,000 preferred shares of itself to Mr. Robinson, for 50 class B common shares of Wireless Source. The exchangeable preferred shares held by Mr. Robinson were exchanged into 1,000,000 shares of the Company's Common Stock in 2004. The Company also entered into a Stock Purchase Agreement with an entity solely owned by Robert Sim under which the Company issued 1,000,000 shares of the Company's Common Stock to the entity in exchange for 50 class B common shares of Wireless Source. As total consideration the Company issued 1,000,000 shares of the Company's Common Stock and 1,000,000 preferred shares of 1588102 Ontario valued at $2,740,000. The Company's consolidated financial statements include the operating results of Wireless Source from September 1, 2003.

      Mr. Simmonds privately purchased 50,000 shares of the Company's Common Stock in August 2003, 50,000 shares of the Company's Common Stock and warrants to purchase 50,000 shares of the Company's Common Stock in November 2003 on terms and conditions approved by the Board of Directors of the Company and deemed fair and reasonable as of such dates.

      Mr. Brian Usher-Jones privately purchased 300,000 shares of the Company's Common Stock in July 2003, 500,000 shares of the Company's Common Stock in August 2003 and an additional 50,000 shares of the Company's Common Stock and warrants to purchase 50,000 shares of the Company's Common Stock in November 2003 on terms and conditions approved by the Board of Directors of the Company and deemed fair and reasonable as of such dates.

      Mr. Adelberg privately purchased 100,000 shares of the Company's Common Stock in May 2003, 500,000 shares of the Company's Common Stock in August 2003 and an additional 50,000 shares of the Company's Common Stock and warrants to purchase 50,000 shares of the Company's Common Stock in November 2003 on terms and conditions approved by the Board of Directors of the Company and deemed fair and reasonable as of such dates.

      The Company's Chief Executive Officer and Chairman of the Board of Directors, Mr. John Simmonds, the Chief Financial Officer, Mr. Gary Hokkanen, and the Corporate Secretary, Ms. Carrie Weiler, were compensated in 2003 pursuant to the terms of a Management Services Agreement between Simmonds Capital Limited and the Company. Management fees paid for the executive management services of such officers of the Company under the Management Services Agreement totaled $268,874 during Fiscal Year 2003.

      The executive offices of the Company, consisting of approximately 1,500 square feet, are rented on a month to month basis from King Stables which is solely owned by John G. Simmonds the Company's Chief Executive Officer. During the year ended December 31, 2003 the Company paid King Stables $5,354 rent.

      The Company entered into a Placement Agreement as of June 30, 2004 with Robert Sim, Rosemary Sim and 101016305 Saskatchewan Ltd. (collectively, the "Sellers"), providing for the Company's private secondary restricted stock placement of an aggregate of 2,499,450 shares of Company Common Stock, par value $.001 per share (the Shares"). The basic terms of the Placement Agreement provided for a firm commitment first placement of 500,000 Sellers' Shares in a restricted stock placement (the "First Placement"), which closed July 9, 2004. The Placement Agreement provided for the exercise of Company best efforts to cause a second restricted stock placement of 1,999,450 Sellers' Shares, on or before the close of business on September 30, 2004 (the "Second Placement"). In addition, the Company negotiated the option for the secondary private restricted stock placement of up to 1 million additional Shares owned by 101016305 Saskatchewan Ltd. In connection with the Placement Agreement, the Company's obligations with respect to the i) the Note Purchase and Security Agreement between the Company and Stacey Minichiello, dated as of December 31, 2003; (ii) a Note issued thereunder in the principal amount of $1,930,000.00 (the "First Note"), and (iii) a second Note in the principal amount of $400,000.00, dated as of January 21, 2004 (together with the First Note, each as amended June 30, 2004, collectively the "Notes") were extended to September 30, 2004. Robert Sim an affiliate of the Company and a former director of the Company. Mr. Sim resigned as a director of the Company on January 18, 2004.

      On September 30, 2004 the Company entered into an agreement to further amend the Notes, and to amend the Placement Agreement entered into with Robert Sim, Rosemary Sim and 101016305 Saskatchewan Ltd., dated as of June 30, 2004 (together with the Notes, as amended, referred to as the "September Amendments"). Pursuant to the terms of the September Amendments, the maturity date for repayment of the Notes was extended to December 31, 2004. Under the terms of the September Amendments the Company agreed to issue certain promissory notes. The Company issued a $50,000 non-interest bearing note to Robert Sim repayable in six monthly installments of $8,334 on the first of the month beginning November 1, 2004 and ending on April 1, 2005. This note was issued in exchange for 18,750 common shares of Wireless Age Communications Ltd., the Company's majority owned subsidiary, which represents an ownership position of approximately 1.3%. In addition, the Company issued another $50,000 note on the exact same terms and conditions to Diane Sim, the former spouse of Robert Sim. And lastly, the Company also issued a CAD$119,165 non-interest bearing note to Robert Sim repayable in six monthly installments of CAD$19,860.83 beginning on November 1, 2004 and ending on April 1, 2005. This note was in repayment of amounts owed to Robert Sim in respect of shareholder loans he provided the Company while he was a director that had no specific repayment terms.

      The Board believes that all of the foregoing related party transactions were made on terms that were fair and reasonable to the Company. Directors having an economic interest in the outcome of such transactions did not participate in the deliberation or voting with respect to such actions on the part of the Company.

                  [Proxy Statement Continues on Following Page]

              RATIFY ADOPTION OF WIRELESS AGE COMMUNICATIONS, INC.
                       2004 EMPLOYEE STOCK INCENTIVE PLAN

                                (PROPOSAL NO. 2)

      The Board of Directors adopted the Company's 2004 Stock Incentive Plan (the "Plan"), subject to stockholder approval, to provide for the award of equity-based incentive compensation to employees, officers, directors, agents, consultants or advisors of the Company. The Plan provides for the award of stock options (including "incentive stock options"), stock appreciation rights, restricted stock, stock units and stock awards. The Plan will allow the Company to make awards that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"). If the Plan is approved by the Company's stockholders, it will become the primary form of providing equity-based compensation to U.S. participants. As of the date of this Proxy Statement, there are approximately 25 persons currently employed by the Company and/or its subsidiaries who are eligible to participate in the Plan. The Company may in the future adopt a separate incentive plan, responsive to applicable Canadian laws, specifically for the benefit of the Company's Canadian employees who would thereafter no longer participate in the Plan as described below, which is based on a U.S. regulatory regime.

      The following is a summary of the material terms of the Plan. This summary is qualified by reference to the full text of the Plan, which is attached hereto as Exhibit B.

DESCRIPTION OF THE PLAN

      Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel of the Company upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire a proprietary interest in the Company by ownership of its stock.

      Reservation of Shares. Subject to stockholder approval at the Annual Meeting, a total of 1,500,000 shares of Common Stock may be issued and sold under the Plan. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. The number of shares of Common Stock that may be subject to awards of restricted stock, stock units and stock awards shall be limited to 150,000 shares to any single Participant in any given year. To the extent that any award payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to awards under the Plan. In the event of recapitalizations, reclassifications or other specified events affecting the Company or the shares of Common Stock, appropriate and equitable adjustments may be made to the number and kind of shares of Common Stock available for grant, as well as to other maximum limitations, under the Plan and the number and kind of shares of Common Stock or other rights and prices under outstanding awards.

      Administration. The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee shall, to the extent deemed necessary or advisable by the Board, be constituted so each committee member will satisfy the requirements for (i) an independent director under rules adopted by the American Stock Exchange, (ii) a "nonemployee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and (iii) an "outside director" under Section 162(m) of the Code. Subject to the limitations set forth in the Plan, the Compensation Committee has the authority to determine the persons to whom awards are granted, the types of awards to be granted, the time at which awards will be granted, the number of shares of Common Stock, units or other rights subject to each award, the exercise, base or purchase price of an award, the time or times at which the award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an award, and the duration of the award. The Compensation Committee will have the right, from time to time, to delegate to one or more executive officers of the Company the authority of the Compensation Committee to grant and determine the terms and conditions of awards, subject to certain limitations.

      Eligibility. Awards under the Plan may be granted to any current or prospective employee, officer, director, agent, consultant or advisor of the Company or any of its subsidiaries. Recipients of awards will be selected from time to time by the Compensation Committee in its sole discretion.

      Stock Options. Stock options granted under the Plan may be issued as either incentive stock options (within the meaning of Section 422 of the Code), or as non-qualified options. The exercise price of an option will be determined by the Compensation Committee, provided that the exercise price per share will not be less than the fair market value of a share of Common Stock on the date of the grant of the option. The Compensation Committee will determine the vesting requirements and the term of exercise of each option, including the effect of termination of employment or service of a participant. The maximum term of a stock option will be ten years from the date of grant. To exercise an option, the participant must pay the exercise price, subject to specified conditions, in cash or in shares of Common Stock that have been held for at least six months, through a broker-assisted "cashless exercise," by combination of any of the above methods or by such other method approved by the Compensation Committee, and must pay any required tax withholding amounts. For purposes of section 422 of the Code, the maximum value of shares of Common Stock (determined at the time of grant) that may be subject to incentive stock options that become exercisable by an employee in any one year is limited to $100,000. For purposes of Section 162(m) of the Code, the maximum number of shares of Common Stock that may be covered under options granted under the Plan is 150,000 shares to any single Participant in any given year.

      Stock Appreciation Rights. A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant, upon exercise, to receive a payment based on the excess of the fair market value of a share of Common Stock on the date of exercise over the base price of the right (which may not be less than the fair market value of a share of Common Stock on the date of grant), multiplied by the number of shares of Common Stock as to which the right is being exercised. The maximum term of a stock appreciation right will be ten years from the date of grant. No more than 150,000 shares of Common Stock may be subject to stock appreciation rights granted under the Plan to any one participant during any calendar year. Stock appreciation rights may be payable in cash or in shares of Common Stock or in a combination of both.

      Restricted Stock Awards. A restricted stock award represents shares of Common Stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued employment of the participant for specified time periods and on the attainment of specified business performance goals established by the Compensation Committee. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the rights of a stockholder of the Company, including all voting and dividend rights, during the restriction period, unless the Compensation Committee determines otherwise at the time of the grant. No more than 150,000 shares of Common Stock may be subject to awards of restricted stock granted under the Plan to any one participant during any calendar year.

      Stock Units. An award of stock units provides the participant the right to receive payment at the end of a vesting period based on the value of a share of Common Stock at the time of vesting. Stock units are subject to vesting requirements, restrictions and conditions to payment as the Compensation Committee determines are appropriate. Such vesting requirements may be based on the continued employment of the participant for a specified time period or on the attainment of specified business performance goals established by the Compensation Committee. Stock unit awards are payable in cash or in shares of Common Stock or in a combination of both. Stock units may also be granted together with related dividend equivalent rights. No more than 150,000 shares of Common Stock may be subject to awards of stock units granted under the Plan to any one participant during any calendar year.

      Stock Awards. A stock award represents shares of Common Stock that are issued free of restrictions on transfer and other incidents of ownership and free of forfeiture conditions. The Compensation Committee may, in connection with any stock award, require the payment of a specified purchase price.

      Section 162(m) Awards. The Compensation Committee may grant awards of restricted stock or stock units that are intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code. With respect to such awards, the Compensation Committee shall make all determinations necessary to establish the terms of the award within 90 days of the beginning of the performance period. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable). For each such award, the performance criteria upon which the payment or vesting may be based shall be limited to one or more of the following business measures, which may be applied with respect to the Company, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis: (i) total stockholder return, (ii) stock price increase, (iii) return on equity, (iv) return on capital, (v) revenue, (vi) net income, (vii) operating income, (viii) earnings per share, (ix) EBIT (earnings before interest and taxes) or EBITDA (earning before interest, taxes, depreciation and amortization) or (x) cash flow.

      Change In Control. The Compensation Committee may, in an award agreement, provide for the effect of a "change in control" (as defined in the Plan) on an award. These provisions may include the acceleration of vesting of an award, the elimination or modification of performance or other conditions, the extension of the time for exercise or realizing gain from an award, the acceleration of payment, cash settlement of an award or other adjustments that the Compensation Committee considers appropriate.

      Term; Amendment and Termination. The term of the Plan is ten years. The Board may terminate or amend the Plan at any time, subject to stockholder approval under certain circumstances provided in the Plan. However, no termination or amendment of the Plan will adversely affect the rights under any previously granted award.

      Foreign Jurisdictions. The Compensation Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of foreign jurisdictions with respect to awards that may be subject to such laws. The terms and conditions of such awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Compensation Committee deems necessary for such purpose.

PLAN BENEFITS

      No awards have yet been granted under the Plan. The terms and number of options or other awards to be granted in the future under the Plan are to be determined based upon the discretion of the Compensation Committee. Since no such determinations have yet been made and since the actual value of future awards will be based upon the future performance of the Company, the benefits or amounts that will be received by or allocated to the Company's executive officers or other eligible employees cannot be determined at this time.

      As of April 15, 2004, the closing price on the NASD
Over-the-Counter-Bulletin-Board of the Company's Common Stock was $1.69 per share.

U.S. FEDERAL INCOME TAX CONSEQUENCES.

      The following summarizes the United States federal income tax consequences of awards under the Plan to participants who are subject to United States tax. The tax consequences of the Plan to the Company and participants in other jurisdictions is not summarized below. The following summary is provided for general informational purposes of convenience only and is not to intended to serve as tax advice to any prospective beneficiaries of the Plan who may be subject to differing treatment depending on the facts and circumstances applicable to their own tax status. All participants in the Plan are encouraged to seek professional tax advice specific to their own situation from their own qualified tax advisor.

      Stock Options. An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of Common Stock. Upon exercise of the option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares of Common Stock over the exercise price. The tax basis of the shares of Common Stock in the hands of the optionee will equal the exercise price paid for the shares of Common Stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the shares of Common Stock for capital gains purposes will commence on the day the option is exercised. An optionee who sells any of the shares of Common Stock will recognize capital gain or loss measured by the difference between the tax basis of the shares of Common Stock and the amount realized on the sale. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

      An optionee will not generally recognize income upon the grant of an incentive stock option to purchase shares of Common Stock and will not generally recognize income upon exercise of the option, provided the optionee is an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. If an optionee who has exercised an incentive stock option sells the shares of Common Stock acquired upon exercise more than two years after the grant date and more than one year after exercise, capital gain or loss will be recognized equal to the difference between the sales price and the exercise price. An optionee who sells the shares of Common Stock before the expiration of this holding period within two years will generally recognize ordinary income upon the sale, and the Company will be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

      Other Awards. The current United States federal income tax consequences of other awards authorized under the Plan are generally in accordance with the following: (i) stock appreciation rights are generally subject to ordinary income tax at the time of exercise; (ii) restricted shares of Common Stock are generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant;
(iii) stock units are generally subject to ordinary income tax at the time of payment and (iv) stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

      Section 162(m). Compensation of persons who are "covered employees" of the Company and whose compensation is otherwise deductible in the United States is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company's stockholders, the Plan will enable the Compensation Committee to grant stock options and stock appreciation rights that will be exempt from the deduction limits of Section 162(m).

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

                  [Proxy Statement Continues on Following Page]

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                (PROPOSAL NO. 3)

      Mintz & Partners has been selected as the Company's independent auditors for the fiscal year ending December 31, 2004. Shareholder ratification of the selection of Mintz & Partners as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Mintz & Partners for shareholder ratification as a matter of good corporate practice. Mintz & Partners has audited the Company's financial statements commencing with the fiscal year end December 31, 2003. Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. A representative of Mintz & Partners is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

      Ratification of the appointment of Mintz & Partners as the Company's independent auditors for fiscal year 2004 will require the affirmative vote of the holders of at least a majority of the outstanding Common Stock represented in person or by proxy at the Annual Meeting. All of the directors and executive officers of the Company have advised the Company that they will vote their shares of Common Stock "FOR" the ratification of the appointment of Mintz & Partners as the Company's independent auditors for fiscal year 2004. If the holders of at least a majority of the outstanding Common Stock fail to ratify the appointment of Mintz & Partners as the Company's independent auditors, the Audit Committee will consider such failure at a subsequent meeting of the Audit Committee and determine, in its discretion, what actions it should take, if any.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                  VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF
                  MINTZ & PARTNERS AS THE COMPANY'S INDEPENDENT
                         AUDITORS FOR FISCAL YEAR 2004.

                  [Proxy Statement Continues on Following Page]

ANNUAL REPORT

      The 2003 Annual Report mailed to Company shareholders on even date herewith contains financial and other information about our activities, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation," "Report of the Audit Committee of the Board of Directors," and "Comparison of Stock Performance" in this proxy statement shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

      The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission. Any Exhibits listed in the Form 10-KSB also will be furnished upon request at the Company's expense. Any such request should be directed to the Company's Corporate Secretary at the Company's executive offices at 13980 Jane Street, King City, Ontario, Canada, L7B 1A3.

VOTING BY PROXY

      In order to ensure that your shares will be represented at the Annual Meeting, please sign and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to attend. Any shareholder may, without affecting any vote previously taken, revoke a written proxy by giving notice of revocation to the Company in writing or by executing and delivering to the Company a later dated proxy.

SHAREHOLDER PROPOSALS FOR ACTION AT THE COMPANY'S NEXT ANNUAL MEETING

      A shareholder proposal for shareholder action at the next Annual Meeting of Shareholders to be held in 2005, must be received by the Company's Secretary at the Company's offices no later than January 31, 2005, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Wireless Age Communications, Inc., 13980 Jane Street, King City, Ontario, Canada, L7B 1A3. If a shareholder proposal is introduced at the 2005 Annual Meeting of Shareholders without any discussion of the proposal in the Company's proxy statement, and the shareholder does not notify the Company on or before January 31, 2005, as required by the Securities and Exchange Commission's Rule 14(a)-4(c)(1), of the shareholder's intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by the Company for the 2005 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

                                        By Order of the Board of Directors


                                        Carrie Weiler
                                        Corporate Secretary

                                                                       EXHIBIT A

                        WIRELESS AGE COMMUNICATIONS, INC.

                             AUDIT COMMITTEE CHARTER

The Audit Committee (sometimes referred to as the "Committee") is appointed by the Board of Directors (the "Board") of Wireless Age Communications, Inc. (the "Company") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of national securities exchanges. In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditors' reviews of the quarterly financial statements.

6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

10. Approve the fees to be paid to the independent auditor for audit services.

11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board the performance of the independent auditor and, whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Discuss with the national office of the independent auditor, if any, issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

15. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

16. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

17. Obtain reports from management and the independent auditor that the Company's subsidiaries/foreign affiliated entities, if any, are in conformity with applicable legal requirements and the Company's Code of Ethics, including disclosures of insider and affiliated party transactions.

18. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit

19. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

20. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

21. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

22. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct, when formally established.

23. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

24. Meet at least quarterly with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct, when formally established.

This Charter was adopted by the Board on March 26, 2004.

              [Proxy Statement Exhibits Continue on Following Page]

                                                                       EXHIBIT B

                        WIRELESS AGE COMMUNICATIONS, INC.

                            2004 STOCK INCENTIVE PLAN

                                    ARTICLE I

                                     PURPOSE

      This Wireless Age Communications, Inc. 2004 Stock Incentive Plan is intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel of the Company upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire a proprietary interest in the Company by ownership of its stock.

                                   ARTICLE II

                                   DEFINITIONS

      Wherever the following capitalized terms are used in this Plan, they shall have the meanings specified below:

      (a) "Award" means an award of an Option, Stock Appreciation Right, Restricted Stock Award, Stock Unit Award or Stock Award granted under the Plan.

      (b) "Award Agreement" means an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Cause" means embezzlement or misappropriation of corporate funds, any acts of dishonesty resulting in conviction for a felony, misconduct resulting in material injury to the Company or any Subsidiary, significant activities harmful to the reputation of the Company or any Subsidiary, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the Participant, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or any Subsidiary; provided, however, that in the event a Participant is party to an employment (or similar) agreement with the Company or any Subsidiary that defines the term "cause," such definition shall apply for purposes of the Plan.

      (e) "Change in Control" shall have the meaning set forth in Section 12.2 hereof.

      (f) "Code" means the Internal Revenue Code of 1986, as amended.

      (g) "Common Stock" means the Company's Common Stock, par value $.001 per share.

      (h) "Committee" means the Compensation and Stock Committee of the Board or any other committee of the Board appointed by the Board to administer the Plan from time to time.

      (i) "Company" means Wireless Age Communications, Inc., a Nevada corporation.

      (j) "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of the Award.

      (k) "Disability" means a permanent and total disability (within the meaning of Section 22(e)(3) of the Code).

      (l) "Eligible Person" means any person who is an employee, officer, member of the Board, consultant or advisor of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, member of the Board, consultant or advisor of the Company or any Subsidiary.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (n) "Fair Market Value" of a share of Common Stock as of a given date means the closing sales price of the Common Stock on the American Stock Exchange or the NASD Over-the-Counter Market on the trading day immediately preceding the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If Common Stock is not listed on the American Stock Exchange or the NASD Over-the-Counter Market on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

      (o) "Incentive Stock Option" means a stock option granted under Article VI hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

      (p) "Nonqualified Stock Option" means a stock option granted under Article VI hereof that is not an Incentive Stock Option.

      (q) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

      (r) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Section 6.2 hereof.

      (s) "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

      (t) "Plan" means the Wireless Age Communications, Inc. 2004 Stock Incentive Plan as set forth herein, as amended from time to time.

      (u) "Restricted Stock Award" means an Award under Article VIII hereof entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until specific conditions established by the Committee are satisfied.

      (v) "Section 162(m) Award" means any Award that is intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code and the regulations promulgated thereunder.

      (w) "Stock Award" means an Award under Article X hereof entitling a Participant to shares of Common Stock that are free of transfer restrictions and forfeiture conditions, other than as set forth in Section 13.8 hereof.

      (x) "Stock Appreciation Right" means an Award under Article VII hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock on the date of exercise.

      (y) "Stock Unit Award" means an Award under Article IX hereof entitling a Participant to a payment at the end of a vesting period of a unit value based on the Fair Market Value of a share of Common Stock.

      (z) "Subsidiary" means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company, or any other affiliate of the Company that is so designated, from time to time, by the Committee; provided, however, that with respect to Incentive Stock Options, the term "Subsidiary" shall include only an entity that qualifies under
Section 424(f) of the Code as a "subsidiary corporation" with respect to the Company.

                                   ARTICLE III

                                 ADMINISTRATION

      Section 3.1 Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. Solely to the extent deemed necessary or advisable by the Board, each Committee member shall satisfy the requirements for (i) an "independent director" under rules adopted by the Company's Audit Committee, (ii) a "nonemployee director" for purposes of such Rule 16b-3 under the Exchange Act and (iii) an "outside director" under
Section 162(m) of the Code. The Board shall also have the authority to exercise the powers and duties of the Committee under the Plan. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

      Section 3.2 Committee Authority. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

      Section 3.3 Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Nevada law and such other limitations as the Committee shall determine. In no event shall such authority be delegated with respect to Awards to any members of the Board or any Participant who the Committee determines may be subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. In the event that authority is delegated to an officer or officers in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or officers for such purpose.

      Section 3.4 Grants to Non-Employee Directors. Awards to non-employee members of the Board under the Plan shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

                                   ARTICLE IV

                         SHARES OF STOCK SUBJECT TO PLAN

      Section 4.1 Share Limitations. Subject to adjustment pursuant to Section
4.2 hereof, the maximum aggregate number of shares of Common Stock which may be issued and sold hereunder shall be 1,500,000 shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Awards. Subject to adjustment pursuant to Section 4.2 hereof, the number of shares of Common Stock that may be subject to Awards of Restricted Stock Awards, Stock Unit Awards and Stock Awards granted to Participants under the Plan shall be limited to 150,000 shares to any single Participant in any single grant per year. To the extent that any Award payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the shares of Common Stock covered thereby will no longer be charged against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations.

      Section 4.2 Adjustments. If there shall occur any recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation or other change in corporate structure affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 hereof, (ii) the maximum number and kind of shares or units set forth in Sections 6.1, 7.1, 8.1 and 9.1 hereof, (iii) the number and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iv) the price for each share or unit or other right subject to then outstanding Awards and (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall be made in a manner consistent with the requirements of Section 424(a) of the Code and, to the extent considered advisable by the Committee, in a manner consistent with the requirements of
Section 162(m) of the Code.

                                    ARTICLE V

                             ELIGIBILITY AND AWARDS

      All Eligible Persons are eligible to be designated by the Committee to receive an Award under the Plan. The Committee has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares or units subject to the Awards that are granted under the Plan. Each Award will be evidenced by an Award Agreement as described in Section 13.1 hereof.

                                   ARTICLE VI

                                  STOCK OPTIONS

      Section 6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee; provided, however, that only Eligible Persons who are deemed to be "employees" for purposes of Section 422 of the Code shall be eligible to receive Incentive Stock Options. Subject to the applicable provisions of Section 422 of the Code, each Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option. The maximum number of shares of Common Stock that may be granted under Options to any Participant during any calendar year shall be limited to 150,000 shares (subject to adjustment as provided in Section 4.2 hereof).

      Section 6.2 Option Price. The Option Price under any Option shall be determined by the Committee; provided, however, that the Option Price per share under an Option shall not be less than 100 percent of the Fair Market Value per share of the Common Stock on the Date of Grant.

      Section 6.3 Vesting; Term of Option. The Committee, in its sole discretion, shall prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and exercisable, and may accelerate the exercisability of any Option at any time. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in an Award, subject to such limitations as may be established by the Committee under an Award relating to the termination of a Participant's employment or other service with the Company or any Subsidiary which may be distinguished based on termination of employment by reason of death, Disability, termination for Cause or any other reason.

      Section 6.4 Option Exercise; Tax Withholding. Subject to such terms and conditions as shall be specified in an Award, an Option may be exercised in whole or in part at any time during the term thereof by written notice to the Company, together with payment of the aggregate Option Price therefor. Payment of the Option Price shall be made in the manner approved by the Committee and set forth in the Award Agreement: (i) in cash or by cash equivalent acceptable to the Committee, (ii) payment in shares of Common Stock that have been held by the Participant for at least six months (or such other period as the Committee may deem appropriate for purposes of applicable accounting rules), valued at the Fair Market Value of such shares on the date of exercise, (iii) by a broker-assisted "cashless exercise," (iv) by a combination of the methods described above, or (v) by such other method as may be approved by the Committee. In addition to and at the time of payment of the Option Price, the Participant shall pay to the Company the full amount of any and all applicable income tax and employment tax amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the Option Price of the Options as may be approved by the Committee and set forth in the Award Agreement.

      Section 6.5 Limited Transferability of Nonqualified Options. All Options shall be nontransferable except (i) upon the Participant's death, by the Participant's will or the laws of descent and distribution or (ii) in the case Nonqualified Stock Options only, on a case-by-case basis as may be approved by the Committee in its discretion, in accordance with the terms provided below. An Award for a Nonqualified Stock Option may provide that the Participant shall be permitted to, during his or her lifetime and subject to the prior approval of the Committee at the time of proposed transfer, transfer all or part of the Option to the Participant's "family member" (as defined in the Award Agreement in a manner consistent with the requirements for the Form S-8 Registration Statement under the Securities Exchange Act of 1933). The transfer of a Nonqualified Stock Option may be subject to such other terms and conditions as the Committee may in its discretion impose from time to time, including a condition that the portion of the Option to be transferred be vested and exercisable by the Participant at the time of the transfer. Subsequent transfers of an Option shall be prohibited other than by will or the laws of descent and distribution upon the death of the transferee.

      Section 6.6 Additional Rules for Incentive Stock Options.

      (i) Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company, any Subsidiary, or any parent corporation, would exceed $100,000 or such other amount as applies under Section 422(d) of the Code.

      (ii) Termination of Employment. An Award of an Incentive Stock Option may provide that such Option may be exercised not later than 3 months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one year following death or Disability, as and to the extent determined by the Committee to be appropriate with regard to the requirements of Section 422 of the Code and the regulations promulgated thereunder.

      (iii) Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

      (iv) Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

      Section 6.7 Repricing of Options Prohibited. The Committee shall not cause the cancellation, substitution or amendment of an Option that would have the effect of reducing the Option Price of an Option previously granted under the Plan, except in accordance with an adjustment permitted under Section 4.2 hereof.

                                   ARTICLE VII

                            STOCK APPRECIATION RIGHTS

      Section 7.1 Grant of SARs. A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. A Stock Appreciation Right granted to an Eligible Person is an Award in the form of a right to receive, upon surrender of the right but without other payment, an amount based on appreciation in the Fair Market Value of shares of Common Stock over a base price established for the Award, exercisable at such time or times and upon conditions as may be approved by the Committee. The maximum number of shares of Common Stock that may be subject to Stock Appreciation Rights granted to any Participant during any calendar year shall be limited to 150,000 shares (subject to adjustment as provided in Section 4.2 hereof).

      Section 7.2 Freestanding SARs. A Stock Appreciation Right may be granted without any related Option, and in such case, will be exercisable as determined by the Committee, but in no event after 10 years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the shares of Common Stock on the Date of Grant.

      Section 7.3 Tandem SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in connection with an Option will entitle the holder, upon exercise, to surrender such Option or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed as described in Section 7.4 hereof. Such Option will, to the extent and when surrendered, cease to be exercisable. A Stock Appreciation Right granted in connection with an Option hereunder will have a base price per share equal to the per share Option Price of the Option, will be exercisable at such time or times, and only to the extent, that a related Option is exercisable, and will expire no later than the related Option expires.

      Section 7.4 Payment of SARs. A Stock Appreciation Right will entitle the holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the foregoing may be made, in the discretion of the Committee, in cash, in shares of Common Stock valued at their Fair Market Value on the date of exercise, or in a combination of cash and shares of Common Stock, subject to applicable tax withholding requirements.

      Section 7.5 Repricing of SARs Prohibited. The Committee shall not cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of a Stock

Appreciation Right previously granted under the Plan, except in accordance with an adjustment permitted under Section 4.2 hereof.

                                  ARTICLE VIII

                             RESTRICTED STOCK AWARDS

      Section 8.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. A Restricted Stock Award granted to an Eligible Person represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price. The Committee may grant a Restricted Stock Award that is a Section 162(m) Award, as well as Restricted Stock Awards that are not
Section 162(m) Awards. The maximum number of shares of Common Stock that may be subject to a Restricted Stock Award granted to a Participant during any one calendar year shall be limited to 150,000 shares (subject to adjustment as provided in Section 4.2 hereof).

      Section 8.2 Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. Such vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period or periods. Such vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. In the case of any Restricted Stock Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in Section 11.1 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 11.2 hereof.

      Section 8.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

      Section 8.4 Rights as Stockholder. Subject to the foregoing provisions of this Article VIII and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

      Section 8.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's refraining from making an election with respect to the Award under Section 83(b) of the Code.

                                   ARTICLE IX

                                STOCK UNIT AWARDS

      Section 9.1 Grant of Stock Unit Awards. A Stock Unit Award may be granted to any Eligible Person selected by the Committee. A Stock Unit Award is an Award to an Eligible Person of a number of hypothetical share units with respect to shares of Common Stock, with an initial value based on the Fair Market Value of the Common Stock on the Date of Grant. The Committee may grant a Stock Unit Award that is a Section 162(m) Award, as well as a Stock Unit Award that is not a Section 162(m) Award. The maximum number of units that may be subject to a Stock Unit Award granted to a Participant during any one calendar year shall be separately limited to 150,000 units (subject to adjustment as provided in Section 4.2 hereof). A Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Stock Unit award may be granted, at the discretion of the Committee, together with a dividend equivalent right with respect to the same number of shares of Common Stock.

      Section 9.2 Vesting of Stock Unit Awards. On the Date of Grant, the Committee shall determine, in its sole discretion, the installment or other vesting period of the Stock Unit Award and the maximum value of the Stock Unit Award, if any. Vesting requirements may be based on the continued employment of the Participant with the Company or its Subsidiaries for a specified time period or periods, provided that any such restriction shall not be scheduled to lapse in its entirety earlier than the first anniversary of the Date of Grant. Vesting requirements may also be based on the attainment of specified business goals or measures established by the Committee in its sole discretion. In the case of any Stock Unit Award that is a Section 162(m) Award, any such performance-based vesting requirements shall be based upon the performance criteria identified in
Section 11.1 hereof, and the terms of the Award shall otherwise comply with the requirements described in Section 11.2 hereof.

      Section 9.3 Payment of Stock Unit Awards. Upon the vesting date or dates applicable to the Stock Unit Award granted to a Participant, an amount equal to the Fair Market Value of one share of Common Stock upon such vesting dates (subject to any applicable maximum value) shall be paid with respect to each Stock Unit Award unit granted to the Participant. Payment may be made, at the discretion of the Committee, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting dates, or in a combination thereof, subject to applicable tax withholding requirements.

      Section 9.4 No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Stock Unit Award until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award.

                                    ARTICLE X

                                  STOCK AWARDS

      Section 10.1 Grant of Stock Awards. A Stock Award may be granted to any Eligible Person selected by the Committee. A Stock Award granted to an Eligible Person represents shares of Common Stock that are issued subject free of restrictions on transfer and other incidents of ownership and free of forfeiture conditions, other than as set forth in Section 13.8 hereof. The Committee may, in connection with any Stock Award, require the payment of a specified purchase price.

      Section. 10.2 Rights as Stockholder. Subject to the foregoing provisions of this Article X and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

                                   ARTICLE XI

                              SECTION 162(m) AWARDS

      Section 11.1 Performance Criteria. In the case of a Restricted Stock Award or Stock Unit Award that is intended to be a Section 162(m) Award, the performance criteria upon which the payment or vesting may be based shall be limited to one or more of the following business measures, which may be applied with respect to the Company, any Subsidiary or any business unit, and which may be measured on an absolute or relative to peer-group basis: (i) total stockholder return, (ii) stock price increase, (iii) return on equity, (iv) return on capital, (v) revenue, (vi) net income, (vii) operating income, (viii) earnings per share, (ix) EBIT (earnings before interest and taxes) or EBITDA (earning before interest, taxes, depreciation and amortization), or (x) cash flow. In the case of Awards that are not Section 162(m) Awards, the Committee shall designate performance criteria from among the foregoing or such other business criteria as it shall determine in its sole discretion.

      Section 11.2 Section 162(m) Requirements. In the case of a Restricted Stock Award or Stock Unit Award intended to be a Section 162(m) Award, the Committee shall make all determinations necessary to establish the terms of the Award within 90 days of the beginning of the performance period (or such other time period as is required under Section 162(m) of the Code), including, without limitation, the designation of the Participant to whom the Award is to be made, the performance criteria or criterion applicable to the Award and the performance goals that relate to such criteria, and the dollar amounts or number of shares of Common Stock payable upon achieving the applicable performance goals. As and to the extent required by Section 162(m) of the Code, the terms of an Award that is a Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may give the Committee discretion to decrease the amount of compensation payable).

                                   ARTICLE XII

                                CHANGE IN CONTROL

      Section 12.1 Effect of Change in Control. The Committee may, in an Award Agreement, provide for the effect of a "Change in Control" (as defined below) on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

      Section 12.2 Definition of Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon:

                  (i) an acquisition subsequent to the date hereof by any
            person, entity or group (within the meaning of the "Exchange Act") (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either
            (A) the then outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

                  (ii) a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
            (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

                  (iii) the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting Common Stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property;

                  (iv) the approval by stockholders of the Company of the
            issuance of shares of Common Stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 40% of the number of shares of Common Stock outstanding immediately prior to the consummation of such transaction;

                  (v) the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or (B) a complete liquidation or dissolution of the Company; or

                  (vi) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

      Section 13.1 Form of Agreement. Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock, units or other rights (as applicable) subject to the Award, the Option Price or base, or purchase price (if any) of the Award, the time or times at which an Award will become vested, exercisable or payable and the duration of the Award. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      Section 13.2 Forfeiture Events. The Committee may specify in an Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

      Section 13.3 No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.6 hereof, Awards under the Plan shall not be assignable or transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant, an Award shall be exercised only by such Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant's death.

      Section 13.4 Deferrals of Payment. The Committee may permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish the rules and procedures relating to such deferral, including, without limitation, the period of time in advance of payment when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

      Section 13.5 Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or similar economic benefits.

      Section 13.6 Employment or Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by, or otherwise serves, the Company or any Subsidiary.

      Section 13.7 Change in Status. Unless otherwise provided by the Committee at any time prior to the expiration of an Award, no Award shall be affected by any change in a Participant's status or position within the Company or any Subsidiary, including a transfer to or from the Company or any Subsidiary and a change in status from one class of Eligible Person to another, so long as such Participant continues to be an Eligible Person.

      Section 13.8 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Exchange Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

      Section 13.9 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement shall specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

      Section 13.10 Unfunded Plan. The adoption of this Plan and any setting aside of cash amounts or shares of Common Stock by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant's permitted transferees or estate shall have any interest in any assets of the Company by virtue of this Plan, except as a general unsecured creditor of the Company. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company's creditors, to discharge its obligations under the Plan.

      Section 13.11 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan.

      Section 13.12 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

      Section 13.13 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

      Section 13.14 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

      Section 13.15 Fractional Shares. No fractional shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Common Stock, Options or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      Section 13.16 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of foreign jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

      Section 13.17 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Nevada, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

                                   ARTICLE XIV

                                  MISCELLANEOUS

      Section 14.1 Effective Date. The Plan shall become effective following its adoption by the Board on the date approved by the Company's stockholders.

      Section 14.2 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall be effective without the consent of the Company's stockholders that would (i) change the class of Eligible Persons under the Plan, (ii) increase the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1 hereof or the maximum numbers of shares of Common Stock that may be subject to certain types of Awards under the Plan, or (iii) allow the grant of Options or Stock Appreciation Rights at an Option Price or base price below Fair Market Value. In addition, the Board may seek the approval of any amendment or modification by the Company's stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the American Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

      Section 14.3 Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

                                      # # #

              [Proxy Statement Exhibits Continue on Following Page]

                                 [Form of Proxy]

                        WIRELESS AGE COMMUNICATIONS, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WIRELESS AGE COMMUNICATIONS, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS The undersigned shareholder of Wireless Age Communications, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated April 28, 2004, and hereby appoints John Simmonds, Gary Hokkanen, or Carrie Weiler, each of them acting individually, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of WIRELESS AGE COMMUNICATIONS, INC. to be held at the St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York City, New York, on June 22, 2004 , at 10:00 a.m., New York time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below and all such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

1.    ELECTION OF DIRECTORS

|_|   FOR all nominees listed below (except as marked to the contrary below):

      John G. Simmonds, Brian Usher-Jones, Kenneth Adelberg and Stephen Dulmage.

|_|   WITHHOLD AUTHORITY to vote for all nominees listed above

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

--------------------------------------------------------------------------------

2.    PROPOSAL TO RATIFY THE COMPANY'S 2004 STOCK INCENTIVE PLAN

                       |_| FOR      |_| AGAINST     |_| ABSTAIN

                  (continued, and to be signed, on other side)

                           (continued from other side)

3.    RATIFICATION OF MINTZ & PARTNERS AS THE COMPANY'S INDEPENDENT AUDITORS

                       |_| FOR      |_| AGAINST     |_| ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE, "FOR" THE PROPOSAL TO RATIFY THE COMPANY'S 2004 STOCK INCENTIVE PLAN, "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF MINTZ & PARTNERS AS THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                        Dated:         , 2004


                                        ----------------------------------------
                                        Please sign exactly as your name appears on the front of this Proxy Card. When shares are held in common or in joint tenancy, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

SIGNATURES:


-------------------------------

-------------------------------

-------------------------------

Please return in the enclosed, postage-paid envelope.

I Will |_| Will not |_| attend the Meeting.